                                                                 Exhibit 10.28.2


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND MAY NOT BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING THIS WARRANT, (II) REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED, AND THE ISSUER RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THIS WARRANT SATISFACTORY TO THE ISSUER STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER FEDERAL SECURITIES LAWS, (III) THE SALE IS MADE PURSUANT TO SEC RULE 144 ISSUED PURSUANT TO THE ACT, OR (IV) THE ISSUER OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

Warrant No. S-1
Warrant Date: January 14, 2000

                         WARRANT TO PURCHASE SHARES OF
                                COMMON STOCK OF
                               INTEK INFORMATION
                         (Void after January 15, 2003)

     This certifies that Sony Electronics Inc., a Delaware corporation or its permitted assigns (the "Holder"), for payment of $100 and other value received, is entitled to purchase from Intek Information, Inc. a Delaware corporation (the "Company"), Two Hundred Seven Thousand Three Hundred Fifty (207,350) fully-paid and nonassessable shares of the Company's common stock ("Common Stock") for cash at a price of $7.45 per share (the "Common Stock Purchase Price") as adjusted from time to time in accordance with the provisions hereof. Such numbers reflect the .286 for 1 reverse stock split which occurred in December, 1999 but not the anticipated January reverse stock split. The aggregate amount payable if this Warrant is fully exercised is $1,544,757.50. This Warrant shall become exercisable from and after the Effective Date as defined in Section 5.7. This Warrant shall terminate at 5:00 p.m. (Mountain Time) on January 15, 2003 (the "Expiration Date"). This Warrant may be exercised by the surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed, together with a duly executed Subscription Form and a duly executed Investment Representation, each in the form attached hereto and incorporated herein by this reference, upon payment in cash or by check of the aggregate Common Stock Purchase Price for the number of shares for which this Warrant is being exercised. The Common Stock Purchase Price and the maximum number of shares purchasable hereunder are subject to adjustment as provided in Article II of this Warrant.

     This Warrant is subject to the following terms and conditions:

I.   EXERCISE
     --------

     1.1  General.  This Warrant is exercisable at the option of the Holder on
          -------
and after the Effective Date, at any time or from time to time, until and up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. The shares of Common Stock purchased under this Warrant shall be deemed to have been issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, together with a duly executed Subscription Form, a duly executed Investment Representation and payment for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company at the Company's expense within a reasonable time after the exercise of this Warrant. In the event of the purchase of fewer than the maximum number of shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver to the Holder, as soon as practicable, a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder and shall be registered in such name or names as are specified by the Holder.

     1.2  Net Issue Exercise.  Notwithstanding any provisions herein to the
          ------------------
contrary, if the Fair Market Value of one share of Common Stock is greater than the Common Stock Purchase Price at the date of calculation, then, in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled), in which event the Company shall issue to the Holder that number of shares determined in accordance with the following formula:

                                    X [Y - Z]
                         W    =     -----------
                                          Y
     Where:

          W    =    the number of shares of Common Stock to be issued to the
Holder;

          X    =    the maximum number of shares of Common Stock purchasable
                    under the Warrant at the date of calculation, or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled;

          Y    =    the Fair Market Value of one share of Common Stock at the
date of calculation;

          Z    =    the Common Stock Purchase Price in effect at the date of
calculation.

     Upon receipt of a written notice of the Company's intention to raise capital by selling shares of Common Stock in an IPO (the "IPO Notice"), which
                                                          ----------
notice shall be delivered to Holder at least thirty (30) days but not more than ninety (90) days before the anticipated effective date of the filing with the Securities and Exchange Commission of the registration statement associated with the IPO, the Holder shall promptly (but in any case within twenty (20) days before the anticipated effective date) notify the Company whether or not the Holder will exercise this Warrant pursuant to this Section 1.2 prior to consummation of the IPO. Notwithstanding whether or not an IPO Notice has been delivered to Holder or any other provision of this Warrant to the contrary concerning calculation of the Common Stock Purchase Price, if Holder decides to exercise this Warrant while a registration statement is on file with the Securities and Exchange Commission (the "SEC") in connection with the IPO, this
                                         ---
Warrant shall be deemed exercised on the consummation of the IPO and the Fair Market Value of a share of Common Stock will be the price at which one share of Common Stock was sold to the public in the IPO. If the Holder has elected to exercise this Warrant pursuant to this Section 1.2 while a registration statement is on file with the Securities and Exchange Commission in connection with an IPO and the IPO is not consummated, then Holder's exercise of this Warrant shall not be effective unless the Holder confirms in writing Holder's intention to go forward with the exercise of this Warrant.

     1.3  Fractional Shares.  No fractional shares of Common Stock shall be
          -----------------
issued upon the exercise of this Warrant. In lieu of any fractional share of Common Stock which would otherwise be issuable upon the exercise of this Warrant, the Company shall pay a cash adjustment in respect of such fraction. Such cash adjustment shall be determined by multiplying such fraction by the Fair Market Value of the share of stock.

     1.4  Merger or Acquisition.  Notwithstanding the other provisions of this
          ---------------------
Warrant (including Sections 2.3, 2.4 and 2.5), if, in an arm's length transaction, (i) the Company shall be merged with or be acquired by another entity such that the capital stock of the Company outstanding, prior to such merger or acquisition thereafter is, or stock of the surviving or acquiring entity which was issued in respect of such capital stock of the Company is, fifty percent (50%) or less of the equity and voting interests of the surviving or acquiring entity, (ii) the Company shall have all or substantially all its assets acquired by another entity, or (iii) eighty percent (80%) or more of the Company's voting capital stock becomes held by one or more affiliated (as to each other) entities, the Company shall have the right, but not the obligation, to redeem this Warrant in its entirety in exchange for cash equal to the product of the maximum number of shares of Common Stock and other property then receivable under this Warrant multiplied by the Fair Market Value of one share receivable less the Common Stock Purchase Price in effect upon the closing of such transaction. If at such time the Common Stock Purchase Price exceeds the Fair Market Value, the Company may cancel this Warrant in its entirety and no compensation is owed to the Holder. To elect to redeem (or, if applicable, cancel) this Warrant as contemplated by this Section 1.4, the Company shall send written notice to the Holder to that effect not less than twenty (20) days prior to the closing of the anticipated transaction under (i), (ii) or (iii) above, describing the terms of such transaction, the expected closing date, and the Fair Market Value anticipated upon the closing of such transaction.

To the extent this Warrant has not been exercised in full prior to such closing, the redemption (or, if applicable, cancellation) of this Warrant will become effective upon such closing.

II.  ADJUSTMENT OF COMMON STOCK PURCHASE PRICE AND NUMBER OF SHARES
     --------------------------------------------------------------

     2.1  Adjustment for Stock Splits and Combinations.  If the Company shall at
          --------------------------------------------
any time or from time to time effect a subdivision of the outstanding Common Stock, the Common Stock Purchase Price in effect immediately before that subdivision shall be proportionately decreased and the maximum number of shares receivable under this Warrant shall be proportionately increased. Conversely, if the Company shall at any time or from time to time combine the outstanding shares of Common Stock into a smaller number of shares, the Common Stock Purchase Price in effect immediately before the combination shall be proportionately increased and the maximum number of shares receivable under this Warrant shall be proportionately decreased. Any adjustment under this Section shall become effective at the close of business on the record date for the subdivision or combination.

     2.2  Adjustment for Common Stock Dividends and Distributions.  If the
          -------------------------------------------------------
Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities, whether Common Stock or other securities, or assets of the Company (excluding cash dividends paid or payable solely out of retained earnings), in such event provision shall be made so that the Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of such securities or assets (excluding cash dividends paid or payable solely out of retained earnings) of the Company which it would have received had its Warrant been exercised for Common Stock on the date of such event and had it thereafter, during the period from the date of such event to and including the exercise date, retained such securities or assets (excluding cash dividends paid or payable solely out of retained earnings) receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Article II with respect to the rights of the Holder or with respect to such other securities or assets (excluding cash dividends paid or payable solely out of retained earnings) by their terms.

     2.3  Adjustment for Reclassification, Exchange and Substitution.  If at any
          ----------------------------------------------------------
time or from time to time, the Common Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares, a stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Article II), in any such event the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock for which this Warrant could have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof. No adjustment shall be made pursuant to this

Section 2.3 upon any conversion or redemption of the Common Stock which is the subject of Section 2.5.

     2.4  Reorganizations, Mergers or Consolidations.  Except as provided in
          ------------------------------------------
Section 1.4, if at any time or from time to time, there is a capital reorganization, merger or consolidation involving the Company (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Article II), as a part of such capital reorganization, merger or consolidation, provision shall be made so that the Holder shall thereafter be entitled to receive upon the exercise of this Warrant the number of shares of stock or other securities or property of the Company, or its successor, to which a holder of the number of shares of Common Stock deliverable upon exercise of this Warrant would have been entitled on such capital reorganization, merger or consolidation, subject to adjustment in respect of such stock or securities or property by the terms thereof. If the per-share consideration payable to the Holder for shares in connection with any such transaction is in a form other than cash or marketable securities then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Article II with respect to the rights of the Holder after the capital reorganization, merger or consolidation to the end that the provisions of this Article II (including adjustment of the Common Stock Purchase Price then in effect and the number of shares issuable upon the exercise of this Warrant) shall be applicable after that event and be as nearly equivalent as practicable.

     2.5  Conversion of Common Stock.  In case all or any portion of the
          --------------------------
authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "Termination Date"),
                                                             ----------------
shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the shares of Common Stock of the Company that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Common Stock Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Common Stock Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

     2.6  Certificate of Adjustment.  In each case of an adjustment or
          -------------------------
readjustment of the Common Stock Purchase Price and the maximum number of shares of Common Stock or other securities issuable upon the exercise of this Warrant, the Company, at its expense, shall compute such adjustment or readjustment and prepare a certificate showing such adjustment or readjustment, and shall deliver such certificate to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the Common Stock Purchase Price at the time in effect, (ii) the maximum number of shares of Common Stock then issuable, and (iii) the type and amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

     2.7  Notices of Record Date.  Upon (i) any taking by the Company of a
          ----------------------
record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any acquisition or other capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other entity, or any transfer of all or substantially all the assets of the Company, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall deliver to the Holders at least ten (10) days prior to the record date specified therein a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such acquisition, reorganization, reclassification, transfer, consolidation, merger, asset transfer, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such acquisition, reorganization, reclassification, transfer, consolidation, merger, asset transfer, dissolution, liquidation or winding up.

     2.8  Reservation of Stock Issuable Upon Exercise.  The Company shall at all
          -------------------------------------------
times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     2.9  Payment of Taxes.  The Company shall pay all taxes (other than taxes
          ----------------
based upon income or taxes or withholdings due because the holder is not a United State resident) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon the exercise of this Warrant, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder.

     2.10 Restrictions on Transfer.
          ------------------------

          a. This Warrant and the underlying Common Stock, or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in compliance with the

Securities Act of 1933, as amended. Moreover, this Warrant and the underlying Common Stock may not be sold, transferred or assigned during the first 365 days after the date hereof without the written consent of the Company unless (i) to up to two affiliates of Sony Electronics Inc., a Delaware corporation each of whom is a large, sophisticated institutional purchaser that is an "accredited investor" as defined in Regulation D; (ii) to no more than two "qualified institutional buyers" as such term is defined in SEC Rule 144A issued pursuant to the Act; or (iii) in connection with the sale or change in control of the Company or its assets which has been approved by the Company's Board of Directors.

          b. The Company may cause the following legend to be set forth on each certificate representing Common Stock or any other security issued or issuable upon the exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A WARRANT DATED JANUARY 14, 2000, (A COPY OF WHICH IS AVAILABLE AT THE COMPANY), AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND MAY NOT BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS
          (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING THE SHARES, (II) REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED, AND THE ISSUER RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF SAID SECURITIES SATISFACTORY TO THE ISSUER STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER FEDERAL SECURITIES LAWS, (III) THE SALE IS MADE PURSUANT TO SEC RULE 144 ISSUED PURSUANT TO THE ACT, OR (IV) THE ISSUER OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

     2.11 Subject Agreements.  This Warrant and the Common Stock receivable on
          -------------------
exercise hereof, is subject to the Amended and Restated Shareholders and Voting Agreement dated November 19, 1999 of the Company (as amended from time to time) and any lock-up or similar agreement with the underwriters of the Company's securities (including the lock-up agreement with, among others, Hambrecht & Quist, LLC dated December 23, 1999). The initial holder hereof has executed an Investment Representation Statement and further hereby represents it is a large, sophisticated institutional purchaser that is an "accredited investor" as defined in Regulation D issued under the Securities Act of 1933.

     2.12 No Voting or Dividend Rights.  Nothing contained in this Warrant shall
          ----------------------------
be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder of the Company, or any other rights whatsoever as a shareholder of the Company. Except as otherwise provided herein, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder unless and until, and only to the extent that, this Warrant shall have been exercised.

III. COVENANTS OF THE COMPANY
     ------------------------

     The Company covenants and agrees that:

     3.1 All shares of Common Stock which may be issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully-paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issuance thereof.

     3.2 The Company shall not take any action which would result in any adjustment of the Common Stock Purchase Price (as set forth in Article II) (i) if the total number of shares of Common Stock issuable after such action upon the exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon the exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation, as amended.

IV.  NOTICES
     -------

     All notices, requests, demands and other communications under this Warrant shall be in writing and shall be deemed to have been duly given (i) on the date of personal service confirmed in writing by the serving party, (ii) upon verified delivery by air express courier; or (iii) five days after deposit in the United States mail, first class postage paid, registered or certified mail, return receipt requested, addressed as follows:

     To the Holder:

     Sony Electronics Inc.
     3300 Zanker Road
     San Jose, CA  94134
     Attn:  Law Department

     To the Company:

     Intek Information, Inc.
     5619 DTC Parkway, 12th Floor
     Englewood, CO 80111
     ATTN:  Chief Executive Officer
     Telephone: (303) 357-3000

     Any party may change its address for purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

V.   MISCELLANEOUS
     -------------

     5.1  Lost Warrants. Upon receipt of evidence reasonably satisfactory to the
          -------------
Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, shall make and deliver to the Holder a new Warrant of like tenor in lieu of the lost, stolen, destroyed or mutilated Warrant.

     5.2  Rights and Obligations Survive Exercise of Warrant.  The rights and
          --------------------------------------------------
obligations of the Company, of the Holder and of the holder of shares of Common Stock issued upon the exercise of this Warrant shall survive the exercise of this Warrant.

     5.3  Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
amended, modified, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. If this Warrant or the underlying Common Stock is transferred in part, this Warrant or any provision hereof may be amended modified, waived, discharged or terminated (i) as to the provisions of the Warrant which apply to the outstanding underlying Common Stock by holders of a majority of the underlying Common Stock assuming all Warrant(s) were thus exercised and (ii) as to other provisions, by holders of Warrants representing a right to receive a majority of the Common Stock (or other interests) then receivable on exercise of such Warrants.

     5.4  Successors.  This Warrant shall be binding upon the successors and
          ----------
assigns of the Company. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company hereunder shall inure to the benefit of the permitted successors and assigns of the Holder.

     5.5  Headings.  The descriptive headings of the several articles and
          --------
sections of this Warrant are included for convenience only and do not constitute a part of this Warrant.

     5.6  Governing Law.  This Warrant shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware without reference to choice of law principles.

     5.7  Board and Stockholder Approval.  This Warrant shall be effective only
          -------------------------------
upon, and subject to, approval hereof, and waiver of antidilution and preemptive rights, if any, by the Board of Directors and applicable stockholders of the Company. The Company shall undertake in good faith to obtain any such approval and waiver and shall notify Holder when such approval and waiver has occurred. The date of the later of the last such approval and waiver is the "Effective Date".

VI.  DEFINITIONS
     -----------

     "Fair Market Value" of a share of Common Stock as of a particular date shall mean:

          (a) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the 5 trading days ending immediately prior to the applicable date of valuation;

          (b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-calendar day period ending immediately prior to the applicable date of valuation; and

          (c) If there is no active public market, the Fair Market Value shall be the value thereof, as determined in good faith by the Company's Board of Directors.

     "IPO" shall mean the Company's first firm commitment underwritten public offering of the Company's Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 14th day of January, 2000.


                         Intek Information, Inc.


                         By:/S/ TIMOTHY C. O'CROWLEY
                            ---------------------------------------------
                            Timothy C. O'Crowley, Chief Executive Officer




AGREED TO AND ACCEPTED BY:
-------------------------


By:  Sony Electronics Inc.
Print Name:/S/ MICHAEL EHLERS
           --------------------
Title:Vice President
      -------------------------
Date: January 14, 2000
      -------------------------

                             Attachment to Warrant

                               SUBSCRIPTION FORM

                                                          Date:_________________


Intek Information, Inc.
5619 DTC Parkway, 12th Floor
Englewood, CO 80111

Attn:  Chief Executive Officer


Ladies and Gentlemen:

     The undersigned hereby elects to exercise the warrant issued to it by Intek Information, Inc., a Delaware corporation (the "Company"), and dated January _____, 2000, Warrant No. S-1 (the "Warrant") and to purchase thereunder
______________________________________________ shares of the Common Stock of the
Company (the "Shares") at a purchase price of ___________ per Share for an aggregate purchase price of ___________________ Dollars ($___________) (the "Purchase Price").

     Pursuant to the terms of the Warrant, the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer in the amount of $________ and/or elected to exercise this Warrant by use of the Net Issue Exercise provision to acquire ____ shares. The undersigned also makes the representations set forth in the attached Investment Representation.

                                            Very truly yours,

                                            ____________________________________
                                            By:_________________________________
                                            Title: _____________________________

     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                              PLEASE INSERT SOCIAL SECURITY OR
                              TAX IDENTIFICATION NUMBER

                              __________________________________________________

________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________

     If the number of Shares issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a new Warrant evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________


Dated: _________________      Name of Holder:

                              (Print) _________________________________________

                              (By) ____________________________________________

                              (Name:)
                              (Title:)
                              (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

                             Attachment to Warrant


                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________ the right represented by the within Warrant to purchase ________ shares of Common Stock of Intek Information, Inc. to which the within Warrant relates and appoints each of the chief financial officer and secretary of Intek Information, Inc. attorney to transfer said right on the books of Intek Information, Inc. with full power of substitution in the premises.

Dated: _________________, 2000.


                              __________________________________________________
                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                              __________________________________________________
                              Address of Transferee

                              __________________________________________________

                              __________________________________________________

In the presence of:

_______________________

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

                             Attachment to Warrant

                           INVESTMENT REPRESENTATION

THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO INTEK INFORMATION, INC. ALONG WITH THE SUBSCRIPTION FORM BEFORE THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE WARRANT SHALL BE ISSUED.

                                                           _____________________

Intek Information, Inc.
5619 DTC Parkway, 12 Floor
Englewood, CO 80111

Attn:  Chief Executive Officer

Ladies and Gentlemen:

     The undersigned,_______________("Purchaser"), intends to acquire up to __________ shares of the Common Stock (the "Common Stock") of Intek Information, Inc., a Delaware corporation (the "Company"), from the Company pursuant to the exercise of certain Warrants to purchase Common Stock held by Purchaser. The Common Stock shall be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

     Purchaser is acquiring the Common Stock and any other securities receivable on exercise hereof ("Securities") for its own account, to hold for investment, and Purchaser shall not make any sale, transfer or other disposition of the Common Stock or Securities in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law.

     Purchaser has been advised that the Common Stock and Securities have not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter.

     Purchaser has been informed that under the 1933 Act, the Common Stock and Securities must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the Common Stock and Securities. Purchaser further agrees that the Company may refuse to permit Purchaser to sell, transfer or dispose of the Common Stock and Securities (except as permitted under Rule 144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company to the effect that such registration is not required.

     Purchaser also understands and agrees that there shall be placed on the certificate(s) for the Common Stock and Securities, or any substitutions therefor, a legend stating in substance:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND MAY NOT BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING THE SHARES,
          (II) REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED, AND THE ISSUER RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF SAID SECURITIES SATISFACTORY TO THE ISSUER STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER FEDERAL SECURITIES LAWS, (III) THE SECURITIES ARE EXEMPT UNDER SEC RULE 144 ISSUED PURSUANT TO THE ACT, OR (IV) THE ISSUER OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION."

     Purchaser agrees such additional legends as required by other applicable laws and agreements may also be placed on the certificate.

     Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Common Stock and Securities with Purchaser's counsel.

                                        Very truly yours,

                                        ________________________________________
                                        By: ____________________________________
                                        Title: _________________________________

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